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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2007

                              JPMORGAN CHASE & CO.
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                 001-05805                               13-2624428
         (Commission File Number)            (IRS Employer Identification No.)

             270 PARK AVENUE,
               NEW YORK, NY                                 10017
 (Address of Principal Executive Offices)                (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

On August 1, 2007, JPMorgan Chase & Co. ("JPMorgan Chase" or the "Company") and JPMorgan Chase Capital XXIV, a statutory trust formed under the laws of the State of Delaware ("Trust"), closed the public offering of $700,000,000 aggregate liquidation amount of Trust 6.875% Capital Securities (the "Capital Securities"), representing preferred beneficial interests in the Trust. The Capital Securities and the related guarantees have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-126750, 333-126750-01).

In connection with the issuance of the Capital Securities, Sullivan & Cromwell LLP rendered an opinion regarding certain tax matters. A copy of such opinion is attached as Exhibit 8.1.

Also in connection with the closing, the Company entered into a Replacement Capital Covenant (the "RCC"), whereby, pursuant to Section 3(c)(i) thereof, the Company agreed to notify holders of the Company's 5.875% Junior Subordinated Deferrable Interest Debentures, Series O, due 2035, of the rights granted to such holders under the RCC. Such notification is being made with the filing of the RCC that is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

      The following Exhibits are being filed and not furnished as part of this Current Report and are incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-126750, 333-126750-01) of the Company and the Trust.

   8.1 Tax Opinion of Sullivan & Cromwell LLP dated August 1, 2007 (Capital Securities)

  99.1   Replacement Capital Covenant dated August 1, 2007 (Capital Securities)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JPMORGAN CHASE & CO.
                                             (Registrant)


                                             By:  /s/ Anthony J. Horan
                                                -----------------------------
                                                Name:  Anthony J. Horan
                                                Title: Corporate Secretary


Dated: August 2, 2007



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                                  EXHIBIT INDEX


   8.1 Tax Opinion of Sullivan & Cromwell LLP dated August 1, 2007 (Capital Securities)

  99.1   Replacement Capital Covenant dated August 1, 2007 (Capital Securities)